EXHIBIT 99
ANCHOR BANCORP
 WISCONSIN INC.


Press Release
FOR IMMEDIATE RELEASE                                                 OTC:  ABCW
July 22, 1997


                     ANCHOR BANCORP WISCONSIN INC. ANNOUNCES
                  RECORD FIRST QUARTER EARNINGS, A STOCK SPLIT
                             AND A DIVIDEND INCREASE

Madison, WI. Anchor BanCorp Wisconsin Inc. (NASDAQ "ABCW") reported record net income of $4.6 million for the first quarter of fiscal year 1998 ended June 30 1997. This compares to $4.5 million for the same quarter last year. Per share earnings increased to $.97 for the quarter ended June 30, 1997 from $.90 last year. Total assets increased to $1.93 billion from $1.88 billion. Deposits also grew to $1.33 billion from $1.27 billion.

Today, the Board of Directors approved a dividend increase and a two for one stock split. The quarterly dividend will increase on pre-split shares from $.14 to $.16 per share, payable on August 15, 1997 to shareholders as of the record date August 1, 1997. The two-for-one stock split will be paid as a stock dividend on August 15 to shareholders of record at the close of business on August 1, 1997. The Board also approved a Shareholder's Rights Plan. "The Rights Plan is intended to provide Anchor BanCorp's Board with negotiating leverage in dealing with a potential acquirer in order to defend against takeover tactics that are not in the best interest of the Company and its shareholders," said Douglas J. Timmerman, Chairman of the Board. Further information will be sent to shareholders August 15, 1997.

AnchorBank, S.S.B., Anchor BanCorp's wholly-owned subsidiary, opened a full service, 7 day a week branch in the new Kohl's store, located in Prairie Towne Center - Madison on May 13. AnchorBank now has 35 full service offices and three loan origination only offices which are located primarily in southern and western Wisconsin.

For more information contact: William Klein, Vice President-Investor Relations at (608) 252-1810 or Douglas J. Timmerman, President, at (608) 252-8782.


                                      more


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--------------------------------------------------------------------------------
                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                (Dollars in thousands - except per share amounts)
                                   (Unaudited)


                                                THREE MONTHS ENDED
                                                      JUNE 30,
                                           ----------------------------       PERCENT
                                               1997              1996          CHANGE
                                           ----------         ---------      ---------
OPERATIONS DATA:
  Net interest income                      $   13,828         $  13,901         (0.5%)
  Provision for loan losses                         -                 -
  Net gain (loss) on sale of loans                467               157          197.5
  Other non-interest income                     3,339             3,812         (12.4)
  Non-interest expenses                        10,130            10,731          (5.6)
  Income before taxes                           7,504             7,139           5. 1
  Income taxes                                  2,883             2,604           10.7
  Net income                                    4,621             4,535            1.9

SELECTED FINANCIAL RATIOS:(1)
  Yield on earning assets                       7.91%             7.99%         (1.0%)
  Cost of funds                                  5.06              4.96            2.0
  Interest rate spread                           2.85              3.03          (5.9)
  Net interest margin                            3.02              3.24          (6.8)
  Return on average assets                       0.97              1.02          (4.8)
  Return on average equity                      14.91             15.09          (1.2)
  Average equity to average assets               6.50              6.74          (3.6)
  Non-interest expenses to average assets        2.12              2.41         (11.8)

PER SHARE:(2)
  Primary earnings per share                $    0.97          $   0.90           7.8%
  Fully diluted earnings per share               0.97              0.89            9.0
  Book value per share                      $   26.49             24.36            8.7

                                                      JUNE 30,
                                           ----------------------------       PERCENT
                                              1997              1996           CHANGE
                                           ----------        ----------      ---------
FINANCIAL CONDITION:
  Total assets                             $1,925,866        $1,882,248           2.3%
  Loans receivable, net
    Loans held for sale                         8,780             7,014           25.2
    Loans held for investment               1,487,727         1,396,167            6.6
  Securities available for sale:
    Investment securities                      58,573            46,944           24.8
    Mortgage-related securities                75,520           101,680         (25.7)
  Securities held to maturity:
    Investment securities                      11,197             5,547          101.9
    Mortgage-related securities               150,815           138,642            8.8
  Deposits                                  1,326,325         1,270,622            4.4
  Borrowings                                  447,375           401,942           11.3
  Stockholders' equity                        119,847           117,895            1.7
  Allowance for loan losses                    22,431            22,839          (1.8)
  Non-performing assets                        14,689            11,839           24.1



(1) Annualized when appropriate.
(2) Per share data and shares outstanding have been adjusted to reflect a five-for-four stock split distributed in October, 1995.



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--------------------------------------------------------------------------------
                          ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------

                                   (Unaudited)



                                                                   JUNE 30,         MARCH 31,
                                                                     1997             1997
                                                                 ------------     ------------
                                                                          (In Thousands)
ASSETS
  Cash and cash equivalents                                      $     36,238     $     38,025
  Securities available for sale:
    Investment securities                                              58,573           35,569
    Mortgage-related securities                                        75,520           80,300
  Securities held to maturity:
    Investment securities                                              11,197            7,947
    Mortgage-related securities                                       150,815          160,101
  Loans receivable, net
    Loans held for sale                                                 8,780            5,348
    Loans held for investment                                       1,487,727        1,461,423
  Foreclosed properties and repossessed assets, net                     4,875            4,222
  Real estate held for development and sale                            23,473           23,706
  Office properties and equipment                                      19,187           18,662
  Other assets
                                                                       49,481           49,680
                                                                 ------------     ------------
    Total assets                                                 $ 19,925,866     $  1,884,983
                                                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                       $  1,326,325     $  1,312,445
  Borrowings                                                          447,375          431,539
  Advance payments by borrowers for taxes and insurance                14,630            7,675
  Other liabilities                                                    17,689           15,437
                                                                 ------------     ------------
    Total liabilities                                            $  1,806,019     $  1,767,096


Preferred stock, $.10 par value, 5,000,000 shares authorized,
  none outstanding                                                       --               --
Common stock, $.10 par value, 20,000,000 shares
  authorized, 6,249,662 shares issued                                     625              625
Additional paid-in capital                                             50,446           50,443
Retained earnings, substantially restricted                           114,555          110,735
Less:  Treasury stock (1,725,295 shares and 1,668,315 shares)         (44,435)         (41,937)
    Common Stock purchased by recognition plans                        (1,204)          (1,246)
    Unrealized losses, net of tax                                        (140)            (733)
                                                                 ------------     ------------
    Total stockholders' equity                                        119,847          117,887
                                                                 ------------     ------------
    Total liabilities and stockholders' equity                   $  1,925,866     $  1,884,983
                                                                 ============     ============

--------------------------------------------------------------------------------
                          ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------

                                   (Unaudited)




                                                            THREE MONTHS ENDED
                                                                  JUNE 30,
                                                           ---------------------
                                                             1997          1996
                                                           -------       -------
                                                               (In Thousands)
Interest income:
  Loans                                                    $31,330       $29,725
  Mortgage-related securities                                3,737         3,483
  Investment securities                                      1,131         1,083
                                                           -------       -------
    Total interest income                                   36,198        34,291

Interest expense:
  Deposits                                                  15,700        14,467
  Notes payable and other                                    6,669         5,923
                                                           -------       -------
    Total interest expense                                  22,369        20,390
                                                           -------       -------
    Net interest income                                     13,828        13,901
                                                           -------       -------
Provision for loan losses                                     --            --
    Net interest income after provision for                 13,828        13,901
loan losses

Non-interest income:
  Service charges on deposits                                  955           882
  Net gain (loss) on sale of loans                             467           157
  Other income                                               2,384         2,930
                                                           -------       -------
    Total non-interest income                                3,806         3,969

Non-interest expenses:
  Compensation                                               4,843         5,532
  Occupancy                                                    921           754
  Federal insurance premiums                                   210           705
  Other                                                      4,156         3,740
                                                           -------       -------
    Total non-interest expenses                             10,130        10,731
                                                           -------       -------
    Income before income taxes                               7,504         7,139
Income taxes                                                 2,883         2,604
                                                           -------       -------
    Net income                                               4,621       $ 4,535
                                                           =======       =======